TSX-V: LEO | OTCQB: LCGMF

LION COPPER AND GOLD ANNOUNCES YERINGTON BEAR DEPOSIT
DIAMOND DRILL RESULTS, HOLE B-056A ENCOUNTERED 2,376 FT
OF 0.40% TCU

Including 130 ft of 0.65% TCu and 138 ft of 0.62% TCu

Yerington Nevada - (August 21, 2024) - Lion Copper and Gold Corp. (TSXV: LEO) (OTCQB: LCGMF) ("Lion CG" or the "Company") today released results from its Bear deposit 2024 exploration drilling program in the Yerington District of Nevada. As a second phase of drilling subsequent to the exploration drilling in 2023 (see Oct 27, 2023, news release), an additional US$1,500,000 (total US$4,000,000) was funded as early advance of the Stage 3 funding for exploration under the Company's agreement with Nuton LLC, a Rio Tinto venture (see December 22, 2023, new release).

Bear Deposit 2024 Drilling Highlights

  Diamond core drill hole B-056A encountered 2,376 ft of 0.40% TCu, including 130 ft of 0.65% TCu and 138 ft of 0.62% TCu collared midway between legacy Anaconda drill holes B-014 and B-022
  Diamond core drill hole B-055, collared 2,750 ft southwest from drill hole B-054, encountered weak copper mineralization along the far western edge of the known deposit

B-056A is a deep, angle drill hole located along a northwest trend of elevated copper grades defined by legacy Anaconda drilling. Drill hole B-055 is coincident with a strong Induced Polarization (IP) anomaly identified during the recent IP survey completed in late 2023. B-056A returned a significant drill intercept of 0.40% TCu over 2,376 ft from a depth of 1,237 ft and ending in final two intervals of 1.150 TCu% and 0.904 TCu%. Figure 1 shows the location of Bear drill holes and Figure 2 shows a cross section through drillhole B-056A.

Steven Dischler, Lion CG's CEO, states "The thick intervals of copper mineralization encountered in our latest drilling of B-056A highlights the tremendous size and potential of the Bear deposit. The wide intercepts of copper mineralization throughout the Bear porphyry system are encouraging and continue to support our fundamental view that continued systematic exploration has potential to unlock substantial new zones of high-grade copper mineralization and further expand and upgrade the footprint of the deposit."

Bear Deposit 2024 Drilling Details

Two diamond core drill holes, B-055 and B-056A were angle drilled to depths of 3,435 ft and 3,613 ft, respectively. Following the 2023 drilling, an IP/resistivity survey was completed that identified the strongest IP anomaly in the Company and Anaconda archives that is known in the Bear deposit area. B-055, drilled on the far western edge of known mineralization, was directed to intersect this very strong and thick 40 to +55 milliradian IP anomaly (see Figure 3). B-055 cut several narrow zones of weak copper mineralization within a thick 2,330 ft intercept of sulfide mineralization from a depth of 1,105 ft. The drill intercept of sulfide mineralization coincides with the IP anomaly, although the 2% sulfide is lower than predicted by the IP anomaly. The source of the IP anomaly is unconfirmed with drilling; however, this may represent the high pyrite cap of the Bear deposit and remains subject to consideration for future exploration.

B-056A was drilled to test a wide spaced drilling gap along the northwest mineralization trend identified previously by Anaconda legacy and SPS 2023 drill holes. B-056A returned a significant drill intercept of 0.40% TCu over 2,376 ft from a depth of 1,237 ft. The final two intervals of B-056A ended in grades of 1.150 TCu% and 0.904 TCu%. Drill hole B-056 was abandoned at depth due to borehole collapse in high grade copper. A total of 16 sample intervals reported values between 1.01 to 2.09 TCu%. Four drill intervals, for a combined length of 23.5 ft, had no sample recovery adjacent to these high-grade intervals.

B-056A is the 2nd best grade-thickness intercept made to date at Bear and attests to the strength and scale of the mineralization (Table 1 and Table 2).  Quartz-chalcopyrite veining is the dominant form of sulfide mineralization, with quartz vein percentages ranging from 1% to 5%. Within these zones, potassic alteration is dominant, defined by abundant secondary biotite and lesser potassium feldspar flooding. Veining typically dips 40-50° to the north northeast and correlates closely with quartz monzonite porphyry dikes also having typical 40-50° north northeast dips as determined by oriented core measurements. The presence of the large grade-thickness intercept, the potassic alteration, and quartz veining percentages are interpreted to indicate B-056A may occur near the core of the deposit. Figure 2 shows the results of B-056A in relation to previous drilling along a north-south Section 1.

The size and strength of mineralization in the Bear deposit is highly permissive for further exploration given the exceptionally large footprint of the known mineralization, multiple 1-2% TCu intervals within thick mineralized zones, and current widely spaced drilling at 500-to-1,000-foot intervals. In the central zone where B-022, B-056A, and B-006 and the highest grade-thickness values are located, exploration drill tests are compelling in locations along the west-northwest identified strike as well as up-dip and down-dip following the quartz monzonite porphyry dikes.

Background of the Bear Deposit

The Bear deposit is a large and partially defined porphyry copper exploration target located primarily on private lands approximately 3 miles north of Anaconda's former Yerington open pit and 2.6 miles southeast of the MacArthur open pit, in Lyon County, Nevada. The Bear deposit was previously jointly held by The Anaconda Copper Mining Company ("Anaconda"), one of the largest copper mining companies of the 20th century, and Phelps Dodge Corporation ("Phelps Dodge", now Freeport-McMoRan). Lion CG, through its wholly owned subsidiary Singatse Peak Services, LLC ("SPS"), is the first company to consolidate the property through private land option agreements and controls a land position of approximately 2,330 acres over the Bear deposit.

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The Bear deposit was first identified by Anaconda in 1961 and has a long history of drilling development including Anaconda (1961-1967), Phelps Dodge (1969-1973), and a SPS program funded by Freeport Nevada LLC (2015-2016). Drilling by Anaconda, Phelps Dodge, and SPS all intersected zones of copper mineralization ranging from 490 ft to 2,843 ft thick (Table 1). In 2023, SPS angle drilled B-053A and B-054 northwest along the mineralization trend previously identified by Anaconda legacy drill holes (Figure 1). For additional details on the drilling background of the Bear deposit please see October 27, 2023, news release.

The Bear deposit has a similar regional geologic setting to other Jurassic-aged porphyry-style copper deposits in the Yerington district, including the Yerington mine, MacArthur, and Mason deposits. The Yerington mine was operated by Anaconda from 1951 through 1978, extracting 1,744,237,000 lbs. of copper.

The footprint of the Bear deposit extends 2.5 miles (4 km) in length in a northwest-southeast direction and 1.7 miles (2.7 km) in length in the northeast-southwest direction (Figure 1). Mineralization at the Bear is concealed under approximately 200 to 1,200 ft of post-mineral alluvial and Tertiary volcanic cover.

Results of angled drill hole B-053A, B-054, and B-056A demonstrate the structural control and orientation of the mineralized zones. The quartz monzonite porphyry dikes and associated mineralization strike roughly east-west to northwest-southeast with a northerly dip as shown in the cross-section (Figure 2). Mineralization at the Bear is interpreted to include a first pulse associated with the intrusion of quartz monzonite into the granodiorite and characterized as calc-silicate alteration along the contact of the older host rocks of granodiorite and younger quartz monzonite. A second pulse of mineralization is represented, where quartz monzonite porphyry dikes intrude into the quartz monzonite and mineralized veins formed in zones in and along the margins of the porphyry dikes. The main copper sulfide mineral is chalcopyrite, with lesser bornite which typically occur within veins and as disseminations. The zones of primary sulfide mineralization remain open in several directions where the limits of mineralization are not closed off by drilling. No zones of oxide mineralization or supergene enrichment have been identified at the Bear deposit.

Quality Assurance & Control

All samples were collected via diamond core drilling by Alford Drilling, LLC (of no relation to Tony Alford, a director of the Company) of Elko, NV. Core samples were sawed on the Yerington Property site by Company personnel. All samples were picked up by Skyline Assayers & Laboratories ("Skyline"), Tucson, AZ and transferred for crushing, splitting, and pulverizing sample preparation. Multi-element (47 el.) analyses were completed using a multi-acid digestion and ICP OES/ICP-MS finish (Skyline's TE-5 method). Commercially prepared certified reference materials and blanks were inserted by the Company at 50-ft intervals to ensure precision of results as a quality control measure. The Company also applied a chain of custody program to confirm sample security during all stages of sample collection, shipment, and storage.

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About Lion CG

Lion Copper and Gold Corp. is a Canadian-based company advancing its flagship copper assets at Yerington, Nevada through an Option to Earn-in Agreement with Nuton, a Rio Tinto venture.

About Nuton

Nuton is an innovative venture that aims to help grow Rio Tinto's copper business. At the core of Nuton is a portfolio of proprietary copper leach related technologies and capability - a product of almost 30 years of research and development. Nuton™ offers the potential to economically unlock copper from primary sulfide resources through leaching, achieving market-leading recovery rates, contributing to an increase in copper production from copper bearing waste and tailings, and getting higher copper recoveries on oxide and transitional material. One of the key differentiators of Nuton is the potential to produce the world's lowest impact copper while having at least one Net Positive impact at each of our deployment sites, across our five pillars: water, energy, land, materials and society.

On behalf of the Board of Directors,

Steven Dischler, PE

Chief Executive Officer

Lion Copper and Gold Corp.

For more information please contact:

Email: info@lioncg.com
Website: www.lioncg.com

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

The technical information in this news release has been reviewed and approved by C. Travis Naugle, QP MMSA, Co-Chairman of Lion Copper and Gold Corp. and a qualified person as defined in NI 43-101.

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Certain information in this news release constitutes forward-looking statements under applicable securities laws. Any statements that are contained in this news release that are not statements of historical fact may be deemed to be forward-looking statements. Forward-Looking statements are often identified by terms such as "may", "expect", or the negative of these terms and similar expressions. Forward-Looking statements in this news release include, but are not limited to, statements with respect to the future exploration activities and anticipated results. Forward-Looking statements necessarily involve known and unknown risks, including, without limitation, risks associated with exploration activity; general economic conditions; adverse industry events; marketing costs; loss of markets; future legislative and regulatory developments; inability to access sufficient capital from internal and external sources, and/or inability to access sufficient capital on favorable terms; the ability of Lion CG to implement its business strategies; competition; currency and interest rate fluctuations and other risks.

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Figure 1. Bear Plan Map Drill Hole Summary

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Figure 2. North-South Geologic Section Looking West

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Figure 3. North-South IP Section Looking West

Table 1. Bear Deposit Drill Hole Intercepts
Company	Year	Drill Hole	Northing (UTM NAD 27)	Easting (UTM NAD 27)	Elevation (ft)	Inclination	Azimuth	Total Depth (ft)	From feet	To feet	Interval feet	% TCu	Interval X %TCu (GXT)
Anaconda	1961	B-01	310817.1	4320219.4	4360.1	-90°	-	2533	896	2,139	1,243	0.19	236
Anaconda	1962	B-02	310829.3	4320527.1	4357.3	-90°	-	2509.6	1,209	2,510	1,301	0.38	494
Anaconda	1962	B-03	310824.9	4320393.4	4358.4	-90°	-	864	Too Shallow
Anaconda	1962	B-04	310641.8	4320201.1	4355.2	-90°	-	557	Too Shallow
Anaconda	1963	B-05	310659.8	4320533.1	4357.3	-90°	-	1784.9	1,050	1,235	185	0.32	59
Anaconda	1963	B-06A	310835.9	4320682.5	4357.9	-90°	-	3516.2	1,590	3,288	1,698	0.39	662
Anaconda	1963	B-07	309923.9	4320588.8	4359.9	-90°	-	1982	Outside Mineralized Footprint
Anaconda	1963	B-08	310546.5	4320932.6	4363.9	-90°	-	3607.1	1,377	2,650	1,273	0.29	369
Anaconda	1963	B-09	309929.9	4320953.4	4353.0	-90°	-	2149	Too Shallow
Anaconda	1963	B-010	310836.7	4320925.2	4358.3	-90°	-	3709.3	1,736	3,392	1,656	0.38	629
Anaconda	1963	B-011	309949.8	4321404.2	4346.0	-90°	-	2148	Outside Mineralized Footprint/Too Shallow?
Anaconda	1963	B-012	309957.1	4321708.9	4347.4	-90°	-	1458	Outside Mineralized Footprint/Too Shallow?
Anaconda	1963	B-013	310840.3	4321077.6	4358.0	-90°	-	3680.4	1,929	3,436	1,507	0.42	633

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Anaconda	1964	B-014	310850.4	4321229.8	4362.7	-90°	-	3650.4	1,355	3,370	2,015	0.32	645
Anaconda	1964	B-015	310065.6	4322067.0	4343.2	-90°	-	3166	2,163	2,458	295	0.28	83
Anaconda	1965	B-016	309980.1	4322669.5	4339.9	-90°	-	2096.7	Outside Mineralized Footprint
Anaconda	1964	B-017	310988.8	4320921.5	4358.9	-90°	-	3703.4	1,319	3,703	2,384	0.38	906
Anaconda	1965	B-018	310634.5	4319894.3	4382.9	-90°	-	2015.9	Outside Mineralized Footprint
Anaconda	1965	B-019	311442.8	4320678.7	4400.0	-90°	-	3329.3	2,510	3,329	819	0.26	213
Anaconda	1965	B-20A	312209.9	4320167.1	4366.5	-90°	-	2506.6	1,429	2,256	827	0.31	256
Anaconda	1966	B-021	311794.0	4320109.1	4412.0	-90°	-	4019	1,133	3,976	2,843	0.21	597
Anaconda	1966	B-022	311447.9	4321210.8	4422.2	-90°	-	4418.6	1,632	4,012	2,380	0.43	1,023
Anaconda	1966	B-023B	312241.2	4320768.7	4365.0	-90°	-	3059.1	1,597	2,649	1,052	0.50	526
Anaconda	1967	B-024	311445.2	4319640.1	4413.2	-90°	-	4793	2,781	4,211	1,430	0.30	429
Anaconda	1967	B-025	311443.7	4321054.5	4449.0	-90°	-	4340	1,815	3,323	1,508	0.30	452
Anaconda	1967	B-027	312830.1	4320876.1	4364.0	-90°	-	3833.8	Outside Mineralized Footprint
Anaconda	1967	B-028	312679.0	4319370.6	4371.0	-90°	-	2840	Outside Mineralized Footprint
Anaconda	1967	B-029	311558.2	4318945.3	4373.0	-90°	-	2743.5	937	1,514	577	0.27	156
Anaconda	1967	B-030	311878.5	4320958.8	4370.0	-90°	-	3177.5	No Significant Intercept
Anaconda	1967	B-031	312395.0	4320864.9	4365.0	-90°	-	3008	2,474	2,964	490	0.55	270
Anaconda	1967	B-032	312277.3	4320469.6	4366.0	-90°	-	2403	1,169	2,403	1,234	0.28	346
Anaconda	1961	MH-1	311533.7	4320162.2	4524.1	-90°	-	1167.1	Too Shallow
Anaconda	1961	MH 2	311403.8	4320418.8	4454.4	-90°	-	2374	1,802	2,374	572	0.17	97
Anaconda	1961	MH-3	311707.5	4320438.1	4510.0	-90°	-	102	Too Shallow
Phelps Dodge	1969	L-01	312560.6	4320386.7	4378.1	-90°	-	3742.2	2,800	3,470	670	0.40	268
Phelps Dodge	1969	L-02	312243.7	4319807.5	4380.6	-90°	-	2297	1,360	1,900	540	0.42	227
Phelps Dodge	1970	L-03	311997.8	4319561.7	4381.8	-90°	-	3243.5	1,277	1,893	616	0.18	111
Phelps Dodge	1970	L-04	312495.0	4319796.6	4379.0	-90°	-	2980	Outside Mineralized Footprint
Phelps Dodge	1970	L-05	312997.7	4320266.5	4375.0	-90°	-	3900	2,900	3,900	1,000	0.40	400
Phelps Dodge	1970	L-06	312511.1	4320660.0	4377.3	-90°	-	2983	No Significant Intercept
Phelps Dodge	1970	L-07	312500.5	4320173.6	4378.6	-90°	-	3249	Outside Mineralized Footprint
Phelps Dodge	1970	L-08	313478.6	4320244.7	4373.4	-90°	-	3004	1,660	2,290	630	0.40	252
Phelps Dodge	1973	L-12	311336.6	4318753.0	4394.7	-90°	-	2305	820	1,320	500	0.31	155
SPS	2016	GHH-001	310543.2	4319490.5	2017.5	-90°	-	2017.5	Outside Mineralized Footprint
SPS	2015	B-048	312243.5	4320761.2	4368.3	-90°	-	3438	1,573	2,731	1,158	0.42	486
SPS	2015	B-049	311446.2	4321445.9	4358.4	-90°	-	3635	1,588	2,926	1,338	0.22	294
SPS	2015	B-050	312341.5	4321073.8	4366.0	-90°	-	3838	2,429	2,951	522	0.36	188
SPS	2016	B-051	311798.2	4321411.0	4366.4	-90°	-	3878	2,191	3,675	1,484	0.26	386
SPS	2016	B-052	311881.7	4321613.0	4360.3	-90°	-	3468	2,081	2,748	667	0.14	93
SPS	2023	B-053A	310778.0	4321510.0	4351.0	-60°	210	3503	2,212	3,138	926	0.31	287
SPS	2023	B-054	310406.0	4321602.0	4364.0	-70°	205	3458	2,311	3359	1,048	0.26	272
SPS	2024	B-055	309644.0	4321234.0	4350.0	-60°	180	3435	Outside Mineralized Footprint
SPS	2024	B-056A	311175.0	4321411.0	4350.0	-65°	190	3613	1,237	3,613	2,376	0.40	950

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Table 2. Significant Drill Hole Intercepts B-055 and B-056A
Drill Hole	Northing (UTM NAD 27)	Easting (UTM NAD 27)	Elevation (ft)	Inclination	Azimuth	From feet	To feet	Interval feet	% TCu	Mineralization Type
B-055	309644.0	4321234.0	4350.0	-60°	180	1,466.0	1,481.0	15	0.19	Vein-hosted
						1,693.0	1,697.0	4	0.82	Vein-hosted
						2,628.0	2,636.0	8	0.81	Vein-hosted
						3,272.0	3,288.0	16	0.29	Vein-hosted
B-056A	311175.0	4321411.0	4350.0	-65°	190	1,237.0	3,613.0	2376	0.40
includes						1,740.0	1,870.0	130	0.65	Vein-hosted
and						2,054.5	2,098.0	43.5	0.72	Vein-hosted
and						2,218.5	2,356.5	138	0.62	Disseminations
and						2,778.5	2,825.0	46.5	0.68	Endoskarn
and						3,163.0	3,260.0	97	0.60	Vein-hosted
and						3,418.0	3,470.0	52	0.68	Vein-hosted
and						3,603.5	3613 TD	9.5	0.94	Disseminations

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